                                                            SUBLEASE AND CONSENT


                                 SUBLEASE AND CONSENT


     THIS SUBLEASE AND CONSENT ("Sublease") is made as of ______________, 19____, by and between Richard C. McKenzie, Jr., an individual ("Tenant"), having an address at 500 Drakes Landing Road, Greenbrae, CA 94904 ("Sublessee"), having an address at Golden State Vintners, A California Corporation, 60 E. Sir Francis Drake Blvd., Larkspur, CA 94939 and 100 Sir Francis Drake Boulevard, Inc., a Florida not-for-profit corporation ("Landlord"), having an address at 100 Drakes Landing Road, Suite 115, Greenbrae, CA 94904.

     A. Landlord or its predecessor in interest, and Tenant or its predecessor in interest, have heretofore entered into that certain lease dated January 30, 1997, for premises (the "Premises") described as Suite(s), or Room(s) _______________ initially containing approximately 5,131 square feet in the property (the "Building") known as Drakes Landing Office Center, located at
500 Drakes Landing Road, Greenbrae, CA 94904 which lease has heretofore been amended or assigned by instruments dated __________________ (collectively, the "Master Lease").

     B. Sublessee desires to obtain space in the Building, Tenant desires to sublease space to Sublessee, and Landlord is willing to approve the same, all on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

     1. Tenant shall sublease to Sublessee and Sublessee shall sublease from Tenant approximately SEE EXHIBIT A rentable square feet of the Premises, as more fully described in Exhibit "A" attached hereto (the "Sublease Premises").

     2. The term of this Sublease shall commence on January 1, 1998, (the "Commencement Date") and terminate on May 31, 2000, (the "Expiration Date"), unless sooner terminated, subject to Section 9, below.

     3. Sublessee shall pay Tenant as basic rent Eight Thousand Two Hundred Dollars ($8,200.00), per month, in advance on the first day of each month, commencing on January 1, 1998, and continuing each month thereafter during the term of this Sublease, and Sublessee shall pay all other sums due as additional rental under the provisions of the Master Lease on the basic rental payment due date first occurring after the additional rental payment arises. Any such additional rental obligations shall be prorated based on the ratio of the rentable square footage of the Sublease Premises to the rentable square footage of the Premises.

     4. Tenant hereby acknowledges receipt of the sum of Eight Thousand Dollars ($82,000) as a security deposit for the full and faithful performance of each and every provision of this Sublease to be performed by Sublessee. If Sublessee shall fully and faithfully perform every provision of this Sublease to be performed by Sublessee, said Security Deposit shall be reassigned to Sublessee at the expiration of the term of this Sublease. It is understood by the parties hereto that Tenant shall not be required to keep said Security Deposit separate from its funds and Sublessee shall not be entitled to any interest on the Security Deposit.

     5. Sublessee shall perform and observe the terms and conditions to be performed on the part of Tenant under the provisions of the Master Lease, except for the payment of rent, and shall indemnify Tenant and Landlord against all claims, damages, costs and expenses arising out of Sublessee's failure to perform or observe any such terms or conditions, subject however to all the express terms and conditions of this Sublease. If Sublessee shall default hereunder and not cure within the times permitted for cure of such default under the Master Lease, Tenant shall have all remedies against Sublessee provided for Landlord under the Master Lease, and if such default shall constitute a default under the Master Lease, Landlord shall have all remedies available to Landlord thereunder.

     6. This Sublease shall be of no force or effect unless and until executed and delivered by all parties hereto. No provision of this Sublease may be amended except in writing signed by all parties hereto or their successors. By execution hereof, Tenant ratifies the Master Lease and Sublessee acknowledges that it has received a complete and correct copy of the Master Lease and is familiar with the terms thereof.

     7. Neither the Master Lease, nor this Sublease shall be deemed to grant Sublessee any rights whatsoever against Landlord. Sublessee hereby acknowledges and agrees that its sole remedy for any alleged or actual breach of its rights in connection with the Sublease Premises (as defined in the Sublease) shall be solely against Tenant.

     8. This Sublease shall not release Tenant from any existing or future duty, obligation or liability to Landlord pursuant to the Master Lease, nor shall this Sublease change, modify or amend the Master Lease in any manner. In particular, without prejudice to the generality of the foregoing, this Sublease shall not absolve Tenant from the requirement set forth in the Master Lease that Tenant obtain Landlord's prior written approval for any further subleases.

     9. (a) In the event of Master Lease Termination (as hereinafter defined) prior to the termination of this Sublease, at Landlord's option, Sublessee agrees to attorn to Landlord and to recognize Landlord as Sublessee's landlord under this Sublease, upon the terms and conditions and at the rental rate specified in this Sublease, and for the then remaining term of this Sublease, except that Landlord shall not be bound by any provision of this Sublease which in any way increases Landlord's duties, obligations or liabilities to Sublessee beyond those owed to Tenant under the Master Lease. Sublessee agrees to execute and deliver at any time and from time to time, upon the request of Landlord, any instruments which may be necessary or appropriate to evidence such attornment. Landlord shall not (i) be liable to Sublessee for any act, omission or breach of this Sublease by Tenant, (ii) be subject to any offsets or defenses which Sublessee might have against Tenant, (iii) be bound by any rent or additional rent which Sublessee might have paid in advance to Tenant, or (iv) be bound to honor any rights of Sublessee in any security deposit made with Tenant except to the extent Tenant has turned over such security deposit to Landlord. Tenant hereby agrees that in the event of Master Lease Termination, Tenant shall immediately pay or transfer to Landlord any security deposits, rent or other sums then held by Tenant.

          (b) "Master Lease Termination" means any event, which by voluntary or involuntary act or by operation of law, might cause or permit the Master Lease to be terminated, expire, be canceled, be foreclosed against, or otherwise come to an end, including but not limited to (1) a default by Tenant under the Master Lease of any of the terms or provisions thereof; (2) foreclosure proceedings brought by the holder of any mortgage or trust deed to which the Master Lease is subject; or (3) the termination of Tenant's leasehold estate by dispossession proceeding or otherwise.

          (c) In the event of attornment hereunder, landlord's liability shall be limited to matters arising during Landlord's ownership of the Building, and in the event that Landlord (or any successor owner) shall convey or dispose of the Building to another party, such party shall thereupon be and become landlord hereunder and shall be deemed to have fully assumed and be liable for all obligations under this Sublease to be performed by Landlord which first arise after the date of conveyance, including the return of any security deposit, and Tenant shall attorn to such other party, and Landlord (or such successor owner) shall, from and after the date of conveyance, be free of all liabilities and obligations hereunder not then incurred. The liability of Landlord to Sublessee for any default by Landlord under this Sublease after such attornment, or arising in connection with Landlord's operation, management, leasing,

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

repair, renovation, alteration, or any other matter relating to the Building or the Sublease Premises, shall be limited to the interest of the Landlord in the Building (and proceeds thereof). Under no circumstances shall any present or future general partner of Landlord (if Landlord is a partnership), or individual trustee or beneficiary (if Landlord or any partner of Landlord is a trust) have any liability for the performance of Landlord's obligations under this Sublease.

     10. In addition to Landlord's rights under Section 9 hereof, in the event Tenant is in default under any of the terms and provisions of the Master Lease, Landlord may elect to receive directly from Sublessee all sums due or payable to Tenant by Sublessee pursuant to this Sublease, and upon receipt of Landlord's notice, Sublessee shall thereafter pay Landlord any sums becoming due or payable under this Sublease, and Tenant shall receive from Landlord a corresponding credit for such sums against any and all payments then due or thereafter becoming due from Tenant. Neither the service of such written notice nor the receipt of such direct payments shall cause Landlord to assume any of Tenant's duties, obligations and/or liabilities under this Sublease, nor shall such event impose upon Landlord the duty or obligation to honor this Sublease, nor subsequently to accept Sublessee's attornment pursuant to Section 9(a) hereof.

     11. Sublessee hereby acknowledges that it has read and has knowledge of all of the terms, provisions, rules and regulations of the Master Lease and agrees not to do or omit to do anything which would cause Tenant to be in breach of the Master Lease. Any such act or omission shall also constitute a breach of this Sublease entitling Landlord to recover any damage, loss, cost or expense which it thereby suffers, from Sublessee, whether or not Landlord proceeds against Tenant. If the Master Lease requires the payment of percentage rent, based on a percentage of gross sales or other sales in or from the Premises, Sublessee shall comply with all provisions of the Master Lease respecting the same, including without limitation, all requirements concerning the keeping of books, records, and other items, and reporting of gross sales to Landlord. In such case, Sublessee's sale shall be included in Tenant's gross sales for purposes of computing Tenant's percentage rent obligations under the Master Lease.

     12. In the event of any litigation between the parties hereto with respect to the subject matter hereof, the unsuccessful party agrees to pay to the successful party all costs, expenses and reasonable attorneys' fee incurred therein by the successful party, which shall be included as a part of a judgment rendered therein.

     13. This Sublease shall be binding upon and inure to the benefit of the parties' respective successors and assigns, subject at all times, to all agreements and restrictions contained in the Master Lease, and herein, with respect to subleasing, assignment, or other transfer. The agreements contained herein constitute the entire understanding between the parties with respect to the subject matter hereof, and supersede all prior agreements written or oral, inconsistent herewith. This Sublease may be amended only in writing, signed by all parties hereto.

     14. Notices required or desired to be given hereunder shall be effective either upon personal delivery on three (3) days after deposit in the United States mail, by certified mail, return receipt requested, addressed to the parties at the addresses set forth above. Any party may change its address for notice by giving notice in the manner hereinabove provided.

     15. In order to help reimburse Landlord's legal and administrative expenses in reviewing this Sublease Tenant shall have paid before or contemporaneously with its submission hereof for Landlord's review the non-refundable amount of Three Hundred and no/100 Dollars ($300.00) (the "Submission Fee"). Landlord's acceptance of such Submission Fee shall impose no duty or obligation upon Landlord to consent to the transaction contemplated herein nor to execute this Sublease. In the event that the foregoing Submission Fee has not been submitted before or contemporaneously with this Sublease, it shall become due as an additional rental obligation under the Master Lease, payable upon demand by

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Landlord, and shall become the joint and several obligation of the Tenant, and in the event this Sublease is executed by Landlord, of Sublessee. Tenant shall also promptly pay Landlord any share of subleasing premiums or profits, or other items, required under the Master Lease in connection with sublease approvals.

     16. Notwithstanding anything to the contrary set forth herein or elsewhere, if the Master Lease was guaranteed at the time of execution or at any time prior hereto by any guarantor, then Landlord may at any time hereafter declare all of its agreements in this Sublease to be null and void and of no force and effect unless and until Landlord receives a counterpart of this Sublease indicating the approval thereof by any and all such guarantor(s) and their spouses.

     17. Tenant and Sublessee agree to indemnify and hold Landlord harmless from and against any loss, cost, expense, damage or liability, including reasonable attorneys' fees, incurred as a result of a claim by any person or entity (i) that it is entitled to a commission, finder's fee or like payment in connection with this Sublease or (ii) relating to or arising out of this Sublease or any related agreement or dealings.

     18. Tenant agrees to hold any and all payments due under this Sublease as a trust fund to be applied first to the satisfaction of all of Tenant's obligations under the Master Lease and hereunder, before using any part thereof for any other purpose.

     19. Sublessee has inspected the Sublease Premises and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Tenant to perform any alterations repairs or improvements except as expressly provided in any separate agreement that may be signed by their parties in connection herewith. Any construction, alterations or improvements made to the Sublease Premises by Sublessee shall be subject to Tenant's and Landlord's prior written approval including without limitation approval of the plans, specifications, contractors and subcontractors therefor, and all applicable terms and conditions of the Lease relating to construction, alterations or improvements of the Premises, and such other reasonable requirements or conditions as Tenant or Landlord may impose. During any period that Sublessee shall be permitted to enter the Sublease Premises prior to the Commencement Date other than to occupy the same (e.g., to perform alterations or improvements), Sublessee shall comply with all terms and provisions of this Sublease, except those provisions requiring payment of rentals. If Sublessee shall be permitted to enter the Sublease Premises prior to the Commencement Date for the purpose of occupying the same, rentals shall commence on such date; if Sublessee shall commence occupying only a portion of the Sublease Premises prior to the Commencement Date, rentals shall be prorated based on the number of rentable square feet occupied by Sublessee.

     The Commencement Date shall be delayed and rentals from Sublessee to Tenant hereunder shall be abated to the extent that Tenant fails: (i) to substantially complete any improvements to the Sublease Premises required to be performed by Tenant under any separate agreement signed by both parties and approved by Landlord in connection herewith, or (ii) to deliver possession of the Sublease Premises for any other reason, including but not limited to holding over by prior occupants, except to the extent that Sublessee, its contractors, agents or employees in any way contribute to either such failures. If Tenant so fails for a ninety (90) day initial grace period, or such additional time as may be necessary due to strikes, acts of God, shortages of labor or materials, governmental requirements, acts or omissions of Sublessee, its contractors, agents or employees, or other causes beyond Tenant's reasonable control, Sublessee shall have the right to terminate this Sublease by written notice to Tenant any time thereafter up until Tenant substantially completes any such improvements and delivers the Sublease Premises to Sublessee. Any such delay in the Commencement Date shall not subject Tenant (or Landlord) to any liability for any loss or damage resulting therefrom, and Sublessee's sole remedy with respect thereto shall be the abatement of rentals and right to terminate this Sublease described above. Upon any such termination, Tenant and Sublessee shall be entirely relieved of their obligations hereunder, and any Security Deposit and rentals

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

shall be returned to Sublessee. If the Commencement Date is delayed, the Expiration Date shall not be similarly extended, unless the parties expressly agree in writing.

     IN WITNESS WHEREOF, the following parties have executed this Sublease as of the date first written above:



WITNESSES; ATTESTATION
(Two for each signatory
required if Property is in
Florida or Ohio):
                                          TENANT:   Richard C. McKenzie, Jr.,
                                                    an individual



                                          By:
---------------------------------            ----------------------------------

---------------------------------         Name Typed:  Richard C. McKenzie, Jr.

                                          Title:
                                                -------------------------------

                                          SUBLESSEE:  Golden State Vintners,
                                                      A California Corporation


                                          By: /s/  Jeffrey B. O'Neill
---------------------------------             ---------------------------------

---------------------------------         Name Typed:  Jeffrey B. O'Neill

                                          Title:    President


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                                          LANDLORD:

---------------------------------         100 Sir Francis Drake Boulevard, Inc.,
                                          a Florida corporation
---------------------------------
                                          By:  Heitman Capital Management
---------------------------------              Corporation, an Illinois
                                               corporation, agent



                                          By:
                                             ----------------------------------
                                          Its:
                                             ----------------------------------
                                          Date:
                                             ----------------------------------

GUARANTOR(S) (and spouses)

---------------------------------

---------------------------------




THIS FORM HAS BEEN PROVIDED BY LANDLORD ONLY AS AN EXAMPLE OF A SUBLEASE. THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES, AND EACH PARTY SHOULD CONSULT ITS ATTORNEY BEFORE SIGNING. LANDLORD DOES NOT PRACTICE LAW, AND IS PROVIDING NO ASSURANCES AS TO THE ADEQUACY OR ENFORCEABILITY OF THIS FORM, OR WHETHER IT IS FREE OF ERRORS OR OMISSIONS.

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


                                ADDENDUM TO SUBLEASE
                                   BY AND BETWEEN
                          RICHARD C. McKENZIE, JR., TENANT
                          GOLDEN STATE VINTNERS, SUBLESSEE
                AND 100 SIR FRANCIS DRAKE BOULEVARD, INC., LANDLORD
                              DATED:  December 1, 1997


     1. As consideration for this Sublease, effective upon the commencement of the Sublease, Sublessee will become the owner of the Lucent Merlin Legend telephone system in Premises. Sublessee will allow Tenant to use said telephone system during the term hereof.

     2. Sublessee will have the option, but not the obligation to sublease the office marked "presently rented" on Exhibit A if that tenant vacates that office at a rental of $1,000.00 per month.

     3. Tenant will consent to an Assignment of Lease to Sublessee at the request of Sublessee. Assignment will be subject to approval by Landlord pursuant to the provisions of the Lease.

     4. Tenant will be afforded the use of the present storage room (northeast corner of building) for the existing wire storage unit.

     5. Prior to any Master Lease termination caused by any action or inaction of Tenant, including any default under the Master Lease, Sublessee shall be afforded the right to cure Tenant's default and to assume Tenant's rights and obligations under the Master Lease, subject to Landlord's approval.

Tenant:   Richard C. McKenzie, Jr., an individual

By:
   ----------------------------
Its:
    ---------------------------
Date:
     --------------------------

Sublessee:  Golden State Vintners, a California Corporation

By:  /s/  Jeffrey B. O'Neill
     --------------------------
Its:  President
     --------------------------
Date:
     --------------------------

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Landlord:   100 Sir Francis Drake Boulevard, Inc., a Florida corporation
By:            Heitman Capital Management Corporation, an Illinois corporation, agent

By:
   ----------------------------
Its:
    ---------------------------
Date:
     --------------------------





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